UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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DIRECT INSITE CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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DIRECT INSITE CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 2, 2015

To our Stockholders:

An annual meeting of stockholders will be held at the offices of Marcum LLP, 450 East Las Olas Boulevard, Ninth Floor, Fort Lauderdale, FL  33301 on Tuesday, June 2, 2015, beginning at 10:00 a.m. EDT. At the meeting, you will be asked to vote on the following matters:

1.	Election of two directors to hold office until the 2016 Annual Meeting of Stockholders.
2.	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2015.

The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

If you are a stockholder of record at the close of business on April 10, 2015, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to stockholders on or about April 22, 2015.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. Your proxy, given through the return of the enclosed proxy card, may be revoked prior to its exercise by filing with our Corporate Secretary prior to the meeting a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting, filing a written notice of revocation with the secretary of the meeting and voting in person.

By Order of the Board of Directors,

/s/ Matthew E. Oakes
Matthew E. Oakes
Chairman of the Board of Directors
Dated: April 22, 2015
Ft. Lauderdale, Florida

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 2, 2015.  The Proxy Statement and Annual Report on Form 10K are available at www.proxyvote.com for registered holders and for beneficial owners

DIRECT INSITE CORP.
500 East Broward Boulevard
Suite 1550
Ft. Lauderdale, FL  33394

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
Tuesday, June 2, 2015

This proxy statement is being furnished to the holders of common stock, par value $0.0001, per share (the “common stock”) of Direct Insite Corp. (the “Company”) in connection with the solicitation by and on behalf of its board of directors (the “Board”) of proxies for use at the 2015 Annual Meeting of common stockholders (the “Annual Meeting”). Our Annual Meeting will be held on Tuesday, June 2, 2015, at the offices of Marcum LLP, 450 East Las Olas Boulevard, Ninth Floor, Fort Lauderdale, FL  33301 at 10:00 A.M. EDT.  This proxy statement contains information about the matters to be considered at the Annual Meeting or any adjournments or postponements of the meeting. This notice and proxy statement is first being mailed to stockholders on or about April 22, 2015.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting on the following:

☐	election of Paul Lisiak and James A. Cannavino as directors;
☐	ratification of the appointment of our independent registered public accounting firm; and
☐	any other matters that properly come before the meeting.

Who is entitled to vote at the meeting?

You may vote if you were a stockholder of record as of the close of business on April 10, 2015. Each share of common stock entitles the holder thereof, to one vote.

How do I vote?

You can vote in two ways:

☐	by attending the meeting in person; or
☐	by completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, (2) filing with our corporate secretary (Corporate Secretary, Direct Insite Corp., 500 East Broward Boulevard, Suite 1550, Ft. Lauderdale, FL 33394) a written notice revoking your proxy, or (3) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominees for director described herein and FOR the ratification of the appointment of Marcum LLP as our independent registered public accountants.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Manhattan Transfer Registrar Company, (631) 928-7655.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm.  Under current rules of the New York Stock Exchange to which its members are subject, brokerage firms holding shares of common stock in “street name” may vote, in their discretion, on behalf of their clients if such clients have not furnished voting instructions with respect to ratification of the selection of the Company’s independent registered public accounting firm, but not with respect to the election of directors or any of the other proposals. Such voted shares are counted for the purpose of establishing a quorum.  A broker non-vote occurs when a broker cannot exercise discretionary voting power and has not received instructions from the beneficial owner.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. Proxies submitted that contain abstentions or broker non-votes will be deemed present at our meeting. In order for us to conduct our meeting, a majority of the combined voting power of our outstanding common stock as of the close of business on April 10, 2015, must be present at the meeting. This is referred to as a quorum. On April 10, 2015, there were 12,656,329 shares of common stock issued and outstanding.  The holders of common stock vote as a single class.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast. This means that the nominees for election to serve on the Board who receive the most votes will be elected.  Shares that are not voted, either because you marked your proxy card to withhold authority to vote for the nominees for director or because they are considered broker non-votes, will not be counted for the purpose of electing the directors.

The ratification of the appointment of Marcum LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the total number of shares cast on the proposal (whether in person or by proxy) by holders entitled to vote on such proposal, assuming a quorum is present at the meeting.  An abstention will be counted as a vote against that proposal.

Our officers and directors beneficially own 48.1% of the voting power associated with our common stock.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules thereunder, the Company’s executive officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities are required to file with the SEC reports of their ownership of, and transactions in, the Company’s common stock.  The Company has determined that, during the fiscal year ended December 31, 2014, all Section 16(a) reports required to be filed by its executive officers, directors and greater than ten percent beneficial owners were timely filed, except that Adrian Blumfield inadvertently filed late a Form 3 reporting a 10% or greater ownership interest, Mr. Lund inadvertently filed late two Form 4s and Messrs. Cannavino, Lisiak and Murabito each inadvertently filed late one Form 4.  All of these filings have now been made.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of common stock of the Company, as of February 25, 2015 of (i) each person known by the Company to beneficially own more than 5% of the total number of shares of common stock outstanding, based solely on filings with the Securities and Exchange Commission (“SEC”), (ii) each of the Company’s executive officers and directors and nominees for director and (iii) all of the Company’s executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and the persons named as owners hold sole investment and voting power.

Name of Beneficial Owner (1)	Amount of Common Stock Beneficially Owned	Rights to Acquire Beneficial Ownership Through Exercise of Options and Warrants Within 60 Days	Total Beneficially Owned as % of Outstanding Shares
Metropolitan Venture Partners II, L.P. (2)	1,782,703	–	13.6%
S.A.V.E. Partners III LLC (3)	803,048	–	6.1%
James Cannavino (4)	2,560,839	2,815	19.5%
John J. Murabito (5)	331,543	2,815	2.5%
Paul Lisiak (6)	1,890,436	2,815	14.4%
Thomas C. Lund (7)	970,746	2,815	7.4%
Matthew Oakes	404,993	166,250	4.3%
Lowell M. Rush	-	25,000	*
All Officers and Directors as a Group (8 persons)	6,158,557	202,510	48.1%
* = Less than 1%

Footnotes
(1)	Unless otherwise indicated, the address of all Beneficial Owners is c/o Direct Insite, Inc., 500 East Broward Boulevard, Suite 1550, Fort Lauderdale, FL 33394.

(2)	The address of Metropolitan Venture Partners II, L.P. is 70 East 55th Street, 15th Floor, New York, NY 10022. Amount includes 214,211 shares owned by Metropolitan MEIH19, LP.

(3)	The address of S.A.V.E. Partners III LLC is 535 Fifth Avenue, 30th Floor, New York, NY 10017.

(4)	Includes 174,127 shares of restricted stock that have fully vested but not been issued and 2,815 shares of restricted stock that are expected to vest within 60 days.

(5)	Includes 191,543 shares of restricted stock that have fully vested but not been issued and 2,815 shares of restricted stock that are expected to vest within 60 days.

(6)	Includes 1,782,703 shares of common stock held by Metropolitan Venture Partners II, L.P., 104,355 shares of restricted stock that have fully vested but not been issued and 2,815 shares of restricted stock that are expected to vest within 60 days. Mr. Lisiak serves as Managing Partner of Metropolitan Equity Partners, LLC, the manager of the general partner of Metropolitan Venture Partners II, L.P. Does not include the 299,576 shares of common stock held by Metropolitan Venture Partners, L.P. of which Mr. Lisiak is a limited partner. In addition, Mr. Lisiak is one the members of the board of directors of the general partner of Metropolitan Venture Partners, L.P.

(7)	Includes 142,615 shares of restricted stock that have fully vested but not been issued, and 2,815 shares of restricted stock that are expected to vest within 60 days.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our by-laws provide for a Board consisting of not less than three or more than seven directors. Our Board currently consists of five directors.   Each director will hold office until the next annual meeting of stockholders or until his earlier resignation, removal or death.  The Governance and Nominating Committee of the Board has nominated the following individuals for election to serve until the 2016 Annual Meeting of Stockholders: (i) Paul Lisiak; and (ii) James A. Cannavino.

Information regarding the director nominees and the continuing directors is set forth below under the heading “Information Regarding Directors and the Director Nominees.”

Assuming a quorum is present, the nominees for director with the most votes will be elected to fill the available vacancies. Consequently, any shares not voted at the meeting, whether by abstention or otherwise, will not be counted for the purpose of electing the directors. Shares represented by executed proxies in the form enclosed will be voted, unless otherwise indicated, for the election as director of the nominees identified above.  Mr. Lisiak and Mr. Cannavino have indicated their willingness to serve, if elected; however, if a nominee should be unable or unwilling to serve, the proxies may be voted for the election of a substitute nominee designated by the Board or the Board may determine to fix the number of directors at a lesser number.  If a stockholder returns a proxy and no instructions are given on the proxy with respect to Proposal 1, the common stock represented thereby will be voted at the Annual Meeting “For” the election of Mr. Lisiak and Mr. Cannavino as directors.

Recommendation of the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE NOMINEES FOR DIRECTOR

INFORMATION REGARDING DIRECTORS AND THE DIRECTOR NOMINEES

The table below sets forth information with respect to the nominees to be elected at the Annual Meeting and the directors whose terms of office will extend beyond the Annual Meeting.

Name	Age	Position	Director Since
Matthew E. Oakes	52	Chairman of the Board of Directors, Chief Executive Officer and President	2011
James A. Cannavino(1)	70	Director	2000
Paul Lisiak(1)(2)	41	Director	2012
Thomas C. Lund(3)	71	Director	2011
John J. Murabito(1)	59	Director	2011

(1)	Member of the Audit Committee
(2)	Member of the Governance and Nominating Committee
(3)	Member of the Compensation Committee

Director Nominees

James A. Cannavino has been a director since March 2000, served as Chairman of the Board from March 2000 to May 2011, and served as Chief Executive Officer from December 2002 to May 2011.  From September 1997 to April 2000 he was the non-executive Chairman of Softworks, Inc. (a then wholly owned subsidiary of the Company), which went public and was later sold to EMC.  Mr. Cannavino was also the Chief Executive Officer and Chairman of the Board of Directors of CyberSafe, Inc., a corporation specializing in network security, from April 1998 to July 2001.  In August 1995, he was appointed as President and Chief Operating Officer of Perot Systems Corporation and in 1996 was elected to serve as Chief Executive Officer through July 1997. Prior to that, he served as a Senior Vice President at IBM, responsible for strategy and development.  Mr. Cannavino held various positions at IBM for over thirty years beginning in 1963. He also served on the IBM Corporate Executive Committee and Worldwide Management Council, and on the Board of IBM’s integrated services and solutions company.  Mr. Cannavino presently serves on the Boards of 1-800 Flowers, Facilities Maintenance, and the National Center for Missing and Exploited Children and is the Chairman of the Board of the International Center for Missing and Exploited Children.  He recently was the Chairman of the Board of Marist College in Poughkeepsie, New York and continues to serve on the Board.  Mr. Cannavino brings to our Board knowledge and experience regarding our history and operations and, generally, the computer software industry, finance and capital markets.

Paul Lisiak has been a director since May 2012 and is the Managing Partner of Metropolitan Equity Partners, which employs a special situation investment strategy with a particular focus on financial services.  Prior thereto, he was a member of the Global High Yield team at Lazard Asset Management.  Mr. Lisiak received a BA in Economics from the University of Pennsylvania.  He currently serves as a board member of Next Level Finance Partners, Metropolitan Merchant Capital and Creditmax Holdings and is the chairman of Reed Energy.  Mr. Lisiak brings to our Board experience in finance and management oversight, as well as the perspective of the Company’s largest outside stockholder, whom he represents.

Continuing Directors

Matthew E. Oakes was appointed Chairman of the Board of Directors on June 3, 2014.  He has held the position of Chief Executive Officer since May 25, 2011 and has served as President since March 2009.  He previously held the position of Executive Vice President and Chief Operating Officer from August 2006, and Executive Vice President – Client Services since November of 2002.  Prior to joining the Company, Mr. Oakes served for three years as the Chief Operating Officer for Direct Media Networks a New York based e-commerce and technology company.  He held executive positions in Westinghouse Communities Inc. including Managing Director of Operations.  Mr. Oakes received a Juris Doctorate of Law from Nova Southeastern University and a Bachelor’s Degree in Business from Cornell University.  Prior to attending Cornell University, he served with the United States Marine Corps in the Special Operations Group of the 3rd Marine Division and as a Marine Drill Instructor at the Marine Corp Recruit Depot, Paris Island, South Carolina.  As President and Chief Executive Officer, Mr. Oakes brings to the Board an intimate knowledge of the Company’s business and a management perspective. Mr. Oakes has shaped the corporate vision of Direct Insite and is focused on driving strategic business growth for the Company. He leads the organization in the development and execution of all business processes and operations, and drives constant improvement initiatives to ensure complete client satisfaction.

Thomas C. Lund has been a director since May 2011 and is the founder and Chief Executive Officer of Lund Capital Group, a private commercial real estate company that has holdings in various regions across the U.S.  Prior to founding Lund Capital Group in 2000, Mr. Lund, in 1981, founded Customer Development Corporation (“CDC”), a company specializing in database management and marketing for financial institutions and other various companies around the world and that he sold in 1998.  Mr. Lund is widely known as a pioneer of database marketing.  In 1987, CDC was honored by Inc. Magazine as the 8th fastest growing privately held company in the country.  Mr. Lund, who is credited worldwide with many technical and creative innovations in the database marketing industry, also received the coveted “High-Tech Entrepreneur of the Year” award by Entrepreneur Magazine.  In addition to Mr. Lund’s business interests, he and his wife are active philanthropists. Mr. Lund brings to the Board extensive experience in marketing and business growth, which is especially important as the Company seeks to expand its customer base.

John J. Murabito has been a director since May 2011 and served as Chairman of the Board from May 2011 to May 2012.  From November 2001 through February 2011, Mr. Murabito was Chief Executive Officer of Hapoalim Securities USA, Inc. and its predecessor companies, including Investec (US) Inc., an affiliate of the Investec Group, an international banking group.  In his role as Chief Executive Officer of Investec (US) Inc., Mr. Murabito oversaw a firm with approximately 1,000 employees and $1 billion of assets.  Mr. Murabito successfully restructured the company’s US operations, including the acquisition and disposition of businesses, to enhance stockholder value.  Mr. Murabito was a Managing Director in Information Technology at the National Securities Clearing Corporation and served as deputy Chief Informational Officer for this essential US securities industry clearing utility.  Previously, Mr. Murabito was a general partner in the investment advisor Weiss Peck & Greer responsible for information technology and portfolio administration.  Mr. Murabito spent ten years with the investment bank Dillon Read & Company, including as Chief Information Officer.  Mr. Murabito earned an Masters of Business Administration from the Wharton School at the University of Pennsylvania.  Mr. Murabito’s nearly thirty years of experience with investment banking and operations bring to the Board strong and effective knowledge of corporate governance, executive management and finance.

Directors’ Compensation

Effective June 3, 2014, the compensation of the Directors, other than the Chairman of the Board, includes an annual fee of $10,000 payable in cash.  In lieu of cash, a Director may elect to receive stock, distributed quarterly in arrears, with the number of shares distributed each quarter determined by dividing $2,500 by the average closing price in the last five trading days of each respective quarter.  At the beginning of each calendar year, Directors additionally receive $25,000 in restricted stock vesting daily over two years, with the number of shares equal to $25,000 divided by the average closing price of the stock in the five prior trading days to year-end.

Mr. Oakes, the Company’s Chief Executive Officer, does not receive compensation for serving on the Board.

In January 2008, the Company adopted a Deferred Compensation Plan for Directors whereby the directors may elect to defer their compensation to a date following the termination of their service as a director.  The Company also reimburses directors for reasonable expenses incurred in attending Board and Committee meetings.

The following table provides the compensation earned by our Directors for the year ended December 31, 2014:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Nonqualified Deferred Compensation Earnings ($)	Total ($)
Philip Summe (1)	--	$4,000	$13,000	$17,000

James A. Cannavino (2)	--	$19,000	$13,000	$32,000

Paul Lisiak (3)	$22,000	$19,000	$--	$41,000

Thomas C. Lund (4)	--	$19,000	$16,000	$35,000

John J. Murabito (5)	--	$19,000	$19,000	$38,000

Craig W. Thomas (6)	--	$2,000	$13,000	$15,000

Footnotes
(1)	Mr. Summe was Chairman of the Board of Directors from January 1, 2014 to June 3, 2014.

(2)	Mr. Cannavino has been a Director since 2000 and a member of the Audit Committee from May 25, 2011 through December 31, 2014. As of December 31, 2014, Mr. Cannavino had 170,749 shares of deferred and non-issued stock.

(3)	Mr. Lisiak has been a Director, member of the Audit Committee, and Chairman of the Governance and Nominating Committee since May 21, 2012. As of December 31, 2014, Mr. Lisiak had 104,356 shares of deferred and non-issued stock.

(4)	Mr. Lund was a Director and member of the Compensation Committee since May 25, 2011. As of December 31, 2014, Mr. Lund had 139,237 shares of deferred and non-issued stock.

(5)	Mr. Murabito has been a Director and member of the Governance and Nominating Committee since May 25, 2011. Mr. Murabito has been Chairman of the Audit Committee since May 21, 2012. As of December 31, 2014, Mr. Murabito had 188,165 shares of deferred and non-issued stock.

(6)	Mr. Thomas was a Director, Chairman of the Compensation Committee and member of the Audit Committee from January 1, 2014 to May 30, 2014.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Board Meetings and Attendance

Our Board held seven meetings during our fiscal year ended December 31, 2014. A quorum of directors was present, either in person or telephonically, for all such meetings. Actions were also taken during the year by the unanimous written consent of the directors. During 2014, all directors attended at least 75% of the total number of meetings of the Board and the total number of meetings of all committees of the Board on which they served.  All of the directors attended the 2014 Annual Meeting of common stockholders on June 3, 2014.

Director Independence

The Board has affirmatively determined that each director other than Mr. Oakes is independent under the independence standards set forth in NASDAQ Listing Rule 5605(a)(2). As discussed below, the Board has standing Audit, Compensation and Governance and Nominating Committees, each of whose members is also independent under the independence standards set forth in NASDAQ Listing Rule 5605(a)(2).

Audit Committee and Audit Committee Financial Expert

From January 1, 2014 to June 3, 2014, the Audit Committee consisted of John Murabito (Chairman), Paul Lisiak and Craig Thomas (who resigned from the Board effective June 3, 2014).  From June 3, 2014 to December 31, 2014, the Audit Committee consisted of John Murabito (Chairman), Paul Lisiak and James Cannavino. The members of the Audit Committee have substantial experience in assessing the financial performance of companies, gained not only through being members of the Company’s Board and Audit Committee, but also from serving in various finance-related capacities in other companies or governmental agencies. As a result, each member of the Audit Committee has an understanding of generally accepted accounting principles in the United States and the preparation of financial statements. In addition, the Board determined that each of Messrs. Murabito, Lisiak and Cannavino qualify as an Audit Committee Financial Expert, as that term is defined in applicable regulations of the SEC. The charter of the Audit Committee is available on the Company’s website, www.directinsite.com. The Audit Committee held four meetings during 2014.

Governance and Nominating Committee

The Governance and Nominating Committee assists the Board in fulfilling its responsibilities relating to director nominations and corporate governance matters. The Governance and Nominating Committee’s primary responsibilities and duties are to: (i) identify individuals qualified to become directors and recommend that the Board select such individuals for all directorships to be filled by the Board or by the stockholders; (ii) develop and recommend to the Board a set of corporate governance principles applicable to the Company; and (iii) otherwise take a leadership role in shaping the corporate governance of the Company.  From January 1, 2014 to June 3, 2014, the Governance and Nominating Committee consisted of Paul Lisiak (Chairman), Thomas Lund, James Cannavino and John Murabito.  From June 3, 2014 to December 31, 2014, the Governance and Nominating Committee consisted of Paul Lisiak.  The charter of the Governance and Nominating Committee is available on the Company’s website, www.directinsite.com. The Governance and Nominating Committee held two meetings during 2014.

Compensation Committee

Our Compensation Committee annually establishes, subject to the approval of the Board and any applicable employment agreements, compensation that will be paid to our executive officers during the applicable fiscal year, and administers our equity compensation plans.  From January 1, 2014 to June 3, 2014 the Compensation Committee consisted of Craig Thomas (Chairman, and who resigned from the Board effective June 3, 2014) Paul Lisiak and Thomas Lund. From June 3, 2014 to December 31, 2014, the Compensation Committee consisted of Thomas Lund.  The charter of the Compensation Committee is available on our website, www.directinsite.com.  The Compensation Committee held two meetings during 2014.

Consideration of Director Nominees

The Governance and Nominating Committee is responsible for evaluating and making recommendations to the Board concerning the appropriate size and needs of the Board with the objective of maintaining the necessary experience, skills and independence of the Board. The Governance and Nominating Committee and the Board believe that experience as a leader of business or institution, sound judgment, effective interpersonal and communication skills, strong character and integrity, and expertise in the Company’s business are important attributes in maintaining the effectiveness of the Board. As a matter of practice, the Governance and Nominating Committee and the Board consider the diversity of backgrounds and experience of prospective directors in evaluating and making decisions regarding Board composition in order to facilitate Board deliberations that reflect a broad range of perspectives.

In selecting director candidates for election at annual meetings of stockholders, the Governance and Nominating Committee first considers the incumbent directors whose terms expire at the upcoming annual meeting. The Company believes that the continuing service of qualified incumbent directors promotes stability and provides continuity to the Board, enabling the Board to work collectively and to have a unique insight into the Company’s affairs. The Governance and Nominating Committee examines the qualifications and performance of the incumbent directors who desire to continue their service. In particular, as to each incumbent director, the Committee considers whether or not the director continues to satisfy the qualifications for director candidates and determines whether or not there exist any special, countervailing considerations against re-nomination of any director. If the Governance and Nominating Committee determines that an incumbent director continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term and there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, that the incumbent director should not be re-nominated, the Governance and Nominating Committee will, absent special circumstances, propose that such incumbent director for re-election.

The Governance and Nominating Committee will solicit recommendations for director nominees from persons that the Governance and Nominating Committee believes are likely to be familiar with qualified candidates. These persons may include current members of the Board, including members of the Governance and Nominating Committee, and management of the Company. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates. If a search firm is engaged, the Governance and Nominating Committee will set the fees and scope of the engagement. The Governance and Nominating Committee will also, where appropriate, honor the contractual right of Metropolitan Venture Partners, one of the Company’s largest outside stockholders, to designate a Board representative.

In making its selection, the Governance and Nominating Committee will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates, except that the Governance and Nominating Committee may consider, as one of the factors in its evaluation of stockholder recommended nominees, the amount of shares held and the length of time that the recommending stockholder has been a stockholder of the Company. While the Governance and Nominating Committee has not established a minimum number of shares that a stockholder must own in order to present a recommendation for consideration, or a minimum length of time during which the stockholder must own its shares, the Committee will take into account whether or not the recommending stockholder intends to continue holding its equity interest at least through the time of the annual meeting for which such director nominee is being recommend for election.

The Governance and Nominating Committee has adopted procedures to be followed by stockholders in submitting recommendations of candidates for directors. Pursuant to these procedures, a stockholder (or group of stockholders) wishing to submit a nominating recommendation for an annual meeting of stockholders should arrange to deliver it to the Company not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. All stockholder nominating recommendations should be in writing, addressed to the “Governance and Nominating Committee” in care of the Company’s Chief Financial Officer at the Company’s principal office, 500 East Broward Boulevard, Suite 1550, Ft. Lauderdale, FL 33394. Submissions should be made by mail, courier or personal delivery. A nominating recommendation should be accompanied by the following information concerning each recommending stockholder:

•	The name and address, including telephone number, of the recommending stockholder;

•	The number of shares owned (beneficially or of record) by the recommending stockholder and the time period for which such shares have been held;

•	A statement from the stockholder as to whether the stockholder has a good-faith intention to continue to hold the reported shares through the date of the Company’s next annual meeting of stockholders;

•	Sufficient information about the proposed nominee for the Governance and Nominating Committee to make an informed decision regarding the qualifications of the proposed nominee;

•	Any relationship between the proposed nominee and the recommending stockholder; and

•	Such other information as the Governance and Nominating Committee may reasonably request.

The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Governance and Nominating Committee, if the Governance and Nominating Committee chooses to do so in its discretion (and the recommending stockholder must furnish the nominee’s contact information for this purpose), and, if nominated and elected, to serve as a director of the Company.

Board Leadership Structure

The current leadership structure of the Company provides that the Chief Executive Officer shall serve as the Chairman of the Board. The Company believes that this structure is most appropriate for the Company, since the Chief Executive Officer is in the best position to serve the two different functions. The Company’s Chairman of the Board provides leadership and strategic oversight of the Company, and is particularly suited for this position, given his experience in executive management, operations and corporate governance. The Company’s Chief Executive Officer is responsible for the day-to-day supervision, management and control of the business and affairs of the Company. In support of the independent oversight of management, the non-management directors routinely meet and hold discussions without management present. The Board regularly reviews the Company’s leadership structure.

As part of its strategic function, the full Board is responsible for oversight of risk, and regularly addresses aspects of risk management with the Company’s executive officers. These include customer concentration, the efficacy of the Company’s sales and marketing programs and the reliability of its financial and accounting functions.

MANAGEMENT

The following sets forth certain information with respect to the Company’s executive officers and key employees (other than Matthew E. Oakes, for whom information is set forth above under the heading “Continuous Directors”):

Name	Age	Position
Matthew E. Oakes	52	President and Chief Executive Officer
Lowell Rush	58	Chief Financial Officer, Secretary and Treasurer

Executive Officers

Lowell Rush joined Direct Insite as acting Chief Financial Officer in October 2013, and was appointed its Chief Financial Officer, Secretary and Treasurer in December 2013.   Prior to joining the Company, Mr. Rush held positions as Chief Operating Officer of Cosmetic Dermatology, Inc. from 2011 to 2013, Vice President / Chief Financial Officer of Bijoux Terner from 2008 to 2010, and Chief Financial Officer of Little Switzerland, Inc. from 2006 to 2008, in addition to various financial management roles at Sunglass Hut International, Burger King Corp. and Knight-Ridder.  He began his career with Big Four firms Ernst & Young and Deloitte & Touche. Mr. Rush is a Certified Public Accountant with a Bachelor of Science degree in Accounting from the State University of New York at Buffalo, and holds an Executive Masters of Business Administration degree in International Business from the University of Miami. Mr. Rush has more than 35 years of experience, primarily in financial management and operational development. He is experienced in strategic planning and implementation, SEC compliance and reporting, cost reduction and avoidance, and corporate development. He plays a key role in leading Direct Insite's financial organization as the company continues to execute upon its growth strategy and explore new strategic opportunities.

Executive Compensation

Our Executive Compensation Decision Process

Overview

Our Compensation Committee reviews and approves the corporate goals and objectives with respect to the compensation for the executive officers, including the Chief Executive Officer. In its discretion, the Compensation Committee may establish cash or equity incentive programs and otherwise award cash bonuses or equity-based awards to executive officers and key employees. Annual incentive compensation to our executive officers is payable pursuant to arrangements with certain executives that provide eligibility to receive discretionary bonuses, and for certain executive equity-based awards, at the sole discretion of the Board. The Board’s decisions in such matters have been delegated from time to time to the Compensation Committee. In connection with its review of compensation matters for the Company’s executive officers, the Compensation Committee considers the executives’ performance, economic and business conditions affecting the Company, the financial condition of the Company and reviews information regarding the compensation of similarly situated executives at peer companies. The Compensation Committee either makes such awards or makes recommendations to the Board with respect to the amounts of such awards based on the foregoing criteria.

Role of Executive Officers in Setting Compensation Decisions

Regarding most compensation matters, the Chief Executive Officer has historically provided recommendations to the Compensation Committee relying on his personal experience with respect to evaluating the contribution of our other executive officers. Mr. Oakes, our Chief Executive Officer, is involved in compensation recommendations, with input from our Chief Financial Officer, as it relates to the compensation of other key employees. The Compensation Committee considers, but retains the right to reject or modify, such recommendations. Although the Chief Executive Officer may attend a portion of the meetings of the Compensation Committee, neither he nor any other member of management may be present during executive sessions of the Compensation Committee. Moreover, the Chief Executive Officer may not be present when decisions with respect to his compensation are made. In prior years, the Committee has used a third-party compensation consultant.

The Role of Common Stockholder Say-on-Pay Vote

At the Company’s annual meeting of stockholders held in 2013, our stockholders had the opportunity to cast an advisory vote on the compensation of our executive officers (a “say-on-pay” proposal) as disclosed in our proxy statement for that meeting.  Stockholders approved the say-on-pay proposal by the affirmative vote of 98.8% of the shares cast on that proposal.  The Compensation Committee believes this affirms stockholders’ support of the Company’s approach to executive compensation, and this approach has not changed since the annual meeting of stockholders held in 2013.  The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay proposals when making future compensation decisions for our named executive officers.  During the annual meeting of stockholders held in 2013 our stockholders also had the opportunity to cast an advisory vote (a “say-on-frequency” proposal) on how often the Company should include a say-on-pay proposal in its proxy statements for future annual meetings.  Stockholders had the choice of voting to have the say-on-pay vote every year, every two years or every three years.  The frequency receiving the highest number of votes was every three years.  In accordance with this vote, at the current time our Board has determined it will hold the say-on-pay advisory vote every three years.  Accordingly, the next say-on-pay advisory vote will be at our annual meeting of stockholders to be held 2016.  The next say-on-pay frequency proposal will be at our annual meeting of stockholders to be held in 2019.

Compensation Advisors

The Compensation Committee has the authority to retain compensation consultants to advise the Compensation Committee as it deems necessary to carry out its duties. In 2014, the Compensation Committee did not retain any compensation consultants to provide advice on executive compensation.

The following table sets forth the annual and long-term compensation with respect to each person who served as the Company’s Principal Executive Officer (“PEO”) and the Company’s two most highly compensated executive officers other than the PEO, for the years ended December 31, 2013 and December 31, 2014.

Summary Compensation Table
Name	Years	Salary ($)	Bonus ($)	Options Awards ($)(1)	All Other Compen-sation ($)(2)	TOTAL ($)
Matthew E. Oakes
President, Chief Executive
Officer, Chairman of the Board (PEO)(3)	2014	$295,000	$75,000	$–	$31,750	$401,750
	2013	$275,000	$50,000	$–	$28,750	$353,750

Lowell M. Rush
Chief Financial Officer(4)	2014	$196,000	$40,000	$–	$–	$236,000
	2013	$7,708	$5,000	$51,200	$36,720	$100,628

1.	This represents the fair value of the award as of the grant date in accordance with FASB ASC Topic 718. See assumptions used in determining the fair value in Note 6 to the financial statements.
2.	All other compensation includes the following for each of the executives:
-	Mr. Oakes: In 2014, the amount was for a corporate apartment valued at $31,750. In 2013, the amount was for a corporate apartment valued at $28,750.
-	Mr. Rush: In 2013, the amount was for consulting fees of $36,720 received by Mr. Rush for compensation for his services as Acting Chief Financial Officer of the Company for the period October 4, 2013 through December 19, 2013, when Mr. Rush was appointed Chief Financial Officer of the Company.
3.	Mr. Oakes was appointed Chairman of the Board on June 3, 2014, Chief Executive Officer on May 25, 2011 and President on March 18, 2009. Mr. Oakes does not receive compensation for his service as a Director of the Company.
4.	Mr. Rush was appointed Chief Financial Officer, Secretary and Treasurer on December 19, 2013.

Employment Agreements

On May 29, 2013, the Company entered into an Employment Agreement (the “Employment Agreement”) with Matthew E. Oakes, the Company’s President and Chief Executive Officer.  The Employment Agreement superseded Mr. Oakes’ previous employment agreement with the Company and extended Mr. Oakes’ term as President and Chief Executive Officer of the Company to December 31, 2015. On February 20, 2015, the Employment Agreement was superseded by a new employment agreement (the “New Employment Agreement”) with Mr. Oakes, which has a term through December 31, 2017.  The New Employment Agreement provides for a base salary of $24,583 per month and annual incentive bonuses based on the Company’s performance in achieving prescribed revenue and EBIT targets.  The New Employment Agreement also provides for reimbursement of all out-of-pocket expenses reasonably incurred by him in the performance of his duties thereunder and certain severance benefits in the event of termination prior to the expiration date.  If Mr. Oakes is terminated without cause or resigns from employment for “good reason” (as defined within the New Employment Agreement), he would receive one-year of base salary and COBRA coverage at our expense for the number of months he receives severance payments.  Also included is that the Company will continue to make lease payments on the corporate apartment located in Ft. Lauderdale, Florida and utilized by Mr. Oakes, through December 31, 2017.

Equity Compensation Plan Information

We maintain various stock plans under which options vest and shares are awarded at the discretion of our Board of Directors or its Compensation Committee.  The purchase price of the shares under the plans and the shares subject to each option granted is not less than the fair market value on the date of the grant.  The term of each option is generally five years and is determined at the time of the grant by our Board of Directors or the Compensation Committee.  The participants in these plans are officers, directors, employees and consultants of the Company and its affiliates.

The Company has two plans under which stock options are currently outstanding: the 2003-A Stock Option/Stock Issuance Plan and the 2004 Stock Option/Stock Issuance Plan.  Both of these plans have expired and no future grants may be issued.  On June 3, 2014, the shareholders approved the 2014 Option/Stock Issuance Plan for 1,200,000 shares.  This plan expires in ten years.  Both options and stock may be granted under this plan.  The 2014 Plan continues the general purpose of the 2004 Plan.

Options granted under each plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code or non-qualified stock options.  Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of the grant.  Prices for incentive stock options granted to employees who own 10% or more of our stock are at least 110% of the market value at the date of the grant.  The nature and terms of the options to be granted are determined at the date of the grant by the Compensation Committee of the Board of Directors.  Stock options granted under the plans may become exercisable in one or more installments in the manner and at the time or times specified by the committee.  Options granted under the plans expire not later than five years from the date of grant.

The following table summarizes certain information concerning each of the plans.

Plan	Expiration	Original Number of Shares	Options Granted, Net of Forfeitures During 2014	Options Outstanding at December 31, 2014	Restricted Stock Granted and Unissued	Shares Available for Grant at December 31, 2014
2003-A Plan	April 1, 2013	975,000	—	210,000	—	—
2004 Plan	August 20, 2014	1,200,000	—	338,999	—	—
2014 Plan	June 3, 2024	1,200,000	—	—	114,243	1,085,757

The following table provides information concerning outstanding options, unvested stock and equity incentive plan awards for the named executives as of December 31, 2014:

	Option Awards
Name	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable		Equity Incentive Plan Awards: Number of Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

Matthew E. Oakes	120,000	90,000	(1)	--	$1.15	01/01/2017
Lowell Rush	20,000	60,000	(2)	--	$1.50	12/19/2018

(1)	7,500 vest each month from February 1, 2015 through January 1, 2016.

(2)	These options vest over a four-year period: (i) 20,000 vesting on December 19, 2014, and (ii) 1,667 vesting each month over 36 months beginning on January 19, 2015.

Potential Payments upon Termination or Change-in-Control

The employment agreement with Mr. Oakes provides that upon termination by the Company without cause or by the executive for good reason, in each case as defined in Mr. Oakes’ employment agreement, Mr. Oakes will be entitled to (i) his base salary through the date of termination, (ii) immediate vesting of all Company stock options, restricted stock and other outstanding equity awards, (iii) a lump sum cash payment equal to the executive’s annual base salary at the date of termination multiplied by a payment factor of 1.3, (iv) a lump sum cash payment equal to twelve months of COBRA coverage, (v) any unpaid annual bonus with respect to any completed fiscal year, and (vi) certain other accrued obligations, including without limitation unreimbursed business expenses.

In the event of termination of Mr. Oakes’ employment due to his death or disability, we have agreed to pay Mr. Oakes, or his estate, (i) his base salary through the date of termination, (ii) any unpaid annual bonus with respect to any completed fiscal year, (iii) certain other accrued obligations, and (iv) a pro rata bonus for the year of termination. In addition, all of the executive’s stock options, restricted stock and other outstanding equity based awards shall immediately vest upon termination of the executive’s employment due to the executive’s death or disability.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

From the beginning of our last fiscal year through the date of this Proxy Statement, there have not been any transactions, and there are currently no proposed transactions, in which the amount involved exceeded $120,000 or one percent of the average of the Company’s total assets at year end for the two most recently completed fiscal years to which the Company was or is to be a participant and in which any executive officer, director, nominee for director, beneficial owner of more than 5% of the Company’s common stock or any member of their respective immediate families had or will have a direct or indirect material interest, except as described above under “Employment Agreements.”

Limitation on Liability of Officers and Directors

We have entered into indemnification agreements with each of our current officers and directors pursuant to which we have agreed, among other things, to indemnify these officers and directors to the fullest extent permitted by Delaware law.

AUDIT COMMITTEE REPORT

This is a report of the Audit Committee of our Board.  This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act and shall not otherwise be deemed to be filed under either such Act.

While management has the primary responsibility for preparation of the financial statements and the reporting process, including our systems of internal controls, the Audit Committee oversees the Company’s financial reporting process on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

The Audit Committee also reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2014 with Marcum LLP, the Company’s independent auditors who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed with Marcum LLP its judgments as to the quality, and not just the acceptability, of the Company’s accounting principles and such other matters required to be discussed by the Auditing Standard No. 16, “Communication With Audit Committees,” as adopted by the Public Company Accounting Oversight Board. The Audit Committee has also received and reviewed the written disclosures and the letter from Marcum LLP required by the applicable rules of the Public Company Accounting Oversight Board regarding the communications of Marcum LLP with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

The Audit Committee has also reviewed and discussed the fees paid to Marcum LLP during the last fiscal year for audit and non-audit services, which are set forth below under “Audit Fees” and “Audit Related Fees”, and has considered whether the provision of the non-audit services is compatible with maintaining Marcum LLP’s independence and concluded that it is.

Respectfully submitted,

The Audit Committee
John J. Murabito (Chairman)
James A. Cannavino
Paul Lisiak

PROPOSAL TWO

PROPOSAL FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon the recommendation of the Audit Committee, recommends that the stockholders ratify the appointment of Marcum, LLP as the Company’s independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2015.

Representatives of Marcum LLP are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

The following is a summary of the aggregate fees for professional services rendered to us by Marcum LLP, our independent auditors, for the fiscal years ended December 31, 2014 and 2013:

	2014	2013
Audit Fees (1)	$139,000	$130,000
Audit Related Fees	–	–
Tax Fees (2)	12,000	12,000
All Other Fees (3)	35,000	–

(1)	Audit Fees in 2014 and 2013 consisted of aggregate fees billed and to be billed for professional services rendered for the audit of our annual financial statements, review of the interim financial statements included in quarterly reports, and consents issued in connection with registration statements or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements.

(2)	Tax Fees in 2014 and 2013 consisted of the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning, including fees related to the preparation of federal and state income tax returns.

(3)	Other Fees in 2014 consisted of the aggregate fees billed for professional services rendered for the examination of controls and issuance of an SSAE 16 Type II report related to the Company’s global electronic invoice management system.

The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent auditor.

The Audit Committee has adopted an auditor pre-approval policy which sets forth the procedures and conditions pursuant to which pre-approval may be given for services performed by the independent auditor. Under the policy, the Audit Committee must give prior approval for any amount or type of service within four categories: audit, audit-related, tax services or, to the extent permitted by law, other services that the independent auditor provides. Prior to the annual engagement, the Audit Committee may grant general pre-approval for independent auditor services within these four categories at maximum pre-approved fee levels. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval and, in those instances, such service will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor. For any pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence, whether the auditor is best positioned to provide the most cost effective and efficient service and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate to one or more of its members authority to approve a request for pre-approval provided the member reports any approval so given to the Audit Committee at its next scheduled meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

MISCELLANEOUS INFORMATION

As of the date of this Proxy Statement, the Board does not know of any business other than that specified above to come before the Annual Meeting, but, if any other business does lawfully come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in regard thereto in accordance with their judgment.

We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and regular employees may solicit proxies by telephone or personal interview. We may also request brokerage houses and other custodians and nominees and fiduciaries to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to such beneficial owners.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.  The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if the shares are registered in your name.  We will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered.  You can notify us by sending a written request to Investor Relations, Direct Insite Corp., 500 East Broward Boulevard, Suite 1550, Ft. Lauderdale, FL 33394 or call us at (631) 873-2900 if (i) you wish to receive a separate copy of an annual report or proxy statement for this meeting; (ii) you would like to receive separate copies of those materials for future meetings; or (iii) you are sharing an address and you wish to request delivery of a single copy of annual reports or proxy statements if you are now receiving multiple copies of annual reports or proxy statements.

Communications with Directors

Stockholders and other interested parties desiring to communicate directly with the Board, with the non-management directors individually or as a group, or with any individual director may do so in writing addressed to the intended recipient(s), c/o the Corporate Secretary, Direct Insite Corp., 500 East Broward Boulevard, Suite 1550, Ft. Lauderdale, FL 33394.  Once the communication is received by the Corporate Secretary, the Corporate Secretary reviews the communication.  Communications that comprise advertisements, solicitations for business, requests for employment, requests for contributions or other inappropriate material will not be forwarded to the Board or our directors.  Other communications are promptly forwarded to the addressee.

Stockholder Proposals for 2016 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals intended to be presented at the 2016 Annual Meeting of common stockholders must be received at our principal office not later than January 4, 2016 to be included in the proxy statement for that meeting.

If a stockholder intends to present a proposal for consideration at the 2016 Annual Meeting outside of the processes of Rule 14a-8 under the Exchange Act, we must receive notice of such proposal at our principal office by April 18, 2016, or such notice will be considered untimely under Rule 14a-4(c)(1) of the Exchange Act, and our proxies will have discretionary voting authority with respect to such proposal in our proxy statement.

The deadlines described above are calculated by reference to the mailing date of the proxy materials for this year’s Annual Meeting.  If the Board changes the date of the 2016 Annual Meeting by more than 30 days, the Board will, in a timely manner, inform stockholders of such change and the effect of such change on the deadlines given above by including a notice in our Annual Report on Form 10-K, our quarterly reports on Form 10-Q, a current report on Form 8-K or by any other means reasonably calculated to inform stockholders.

By Order of the Board of Directors,

MATTHEW E. OAKES
Chairman

Dated:  April 22, 2015
 Ft. Lauderdale, Florida

DIRECT INSITE CORP. 500 EAST BROWARD BLVD. SUITE 1550 Fort Lauderdale, FL 33394 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CONTROL # SHARES TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: PAGE 1 OF 2 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR items 1 and 2. 1. Election of Directors Nominees 01 Paul Lisiak 02 James A. Cannavino For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number() of the nominee(s) on the line below. 1. Election of Directors Nominees 01 Paul Lisiak 02 James A. Cannavino 2. Ratification of the appointment of Marcum LLP as the independent auditors of Direct Insite Corp. for the fiscal year ending December 31, 2015. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting 0 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Dat JOB # Signature (Joint Owners) Date SHARES CUSIP # SEQUENCE #
1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000245860_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR items 1 and 2. 1. Election of Directors Nominees 01 Paul Lisiak 02 James A. Cannavino DIRECT INSITE CORP. 500 EAST BROWARD BLVD. SUITE 1550 Fort Lauderdale, FL 33394 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.For Against Abstain 2. Ratification of the appointment of Marcum LLP as the independent auditors of Direct Insite Corp. for the fiscal year ending December 31, 2015. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting 0000245860_2 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Form 10-K is/are available at www.proxyvote.com . DIRECT INSITE CORP. ANNUAL MEETING OF STOCKHOLDERS June 2, 2015 10:00 AM EDT This proxy is solicited by the Board of Directors The undersigned hereby appoints MATTHEW E. OAKES and LOWELL M. RUSH, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in DIRECT INSITE CORP., a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held on June 2, 2015 and any adjournments thereof. THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NUMBER OF THE NOMINEE(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR EACH OF THE PROPOSALS AS SET FORTH ON THE REVERSE HEREOF. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Form 10-K is/are available at www.proxyvote.com . DIRECT INSITE CORP. ANNUAL MEETING OF STOCKHOLDERS June 2, 2015 10:00 AM EDT This proxy is solicited by the Board of Directors The undersigned hereby appoints MATTHEW E. OAKES and LOWELL M. RUSH, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in DIRECT INSITE CORP., a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held on June 2, 2015 and any adjournments thereof. THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NUMBER OF THE NOMINEE(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR EACH OF THE PROPOSALS AS SET FORTH ON THE REVERSE HEREOF. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 02, 2015 DIRECT INSITE CORP. Meeting Information Meeting Type: Annual Meeting < For holders as of: t April 10, 2015m Date: June 02, 2015 Time: 10:00 AM EDT Location: Marcum LLP 450 Las Olas Boulevard Ninth Floor Fort Lauderdale, FL 33301 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # BARCODE DIRECT INSITE CORP. 500 EAST BROWARD BLVD. SUITE 1550 Fort Lauderdale, FL 33394 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15tgtype>

Before You VoteHow to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.   0000245859_2 R1.0.0.51160 1. Notice and Proxy Statement 2. Form 10-KRequests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investmentadvisor. Please make the request as instructed above on or before May 19, 2015 to facilitate timely deliveryHow To VotePlease Choose One of the Following Voting MethodsVote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use Only0000245859_2 R1.0.0.51160

Voting items The Board of Directors recommends you vote FOR items 1 and 2. 1. Election of Directors Nominees 01 Paul Lisiak 02 James A. Cannavino 2. Ratification of the appointment of Marcum LLP as the independent auditors of Direct Insite Corp. for the fiscal year ending December 31, 2015. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000245859_3 R1.0.0.51160

Voting items The Board of Directors recommends you vote FOR items 1 and 2. 1. Election of Directors Nominees 01 Paul Lisiak 02 James A. Cannavino 2. Ratification of the appointment of Marcum LLP as the independent auditors of Direct Insite Corp. for the fiscal year ending December 31, 2015. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000245859_3 R1.0.0.51160         Reserved for Broadridge Internal Control Information NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 0000245859_4 R1.0.0.51160